UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2005
                                                        ------------------

                           Portec Rail Products, Inc.
                           -------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                    0-50543                 55-0755271
----------------------------        ------------------       -----------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania                   15238
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            -------------------------------------------------------------------
            Appointment of Principal Officers
            ---------------------------------

     Director Robert L. Shell, Jr. announced his resignation from the Board of Directors effective September 13, 2005. He cited personal reasons for his decision to resign from the Board of Directors. To the knowledge of the Registrant, Mr. Shell did not resign due to any disagreement with the Registrant's operations, policies or practices.

     Mr. Philip Todd Shell was nominated by the Nominating Committee and subsequently appointed by the Board of Directors on September 14, 2005 to fill the vacancy on the Board of Directors. He will complete the unexpired term of Mr. Robert Shell. Todd Shell is the son of Robert Shell. Todd Shell will serve on the Compensation and Nominating Committees of the Board of Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PORTEC RAIL PRODUCTS, INC.



DATE: September 16, 2005                     By: /s/ Michael D. Bornak
                                                 -------------------------------
                                                 Michael D. Bornak
                                                 Vice President of Finance and
                                                 Chief Financial Officer